UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2024
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Officers; Appointment of Certain Officers.
On April 2, 2024, StoneX Group Inc. (the “Company”) and Mr. Xuong T. Nguyen, Chief Operating Officer, agreed that Mr. Nguyen would depart the Company on July 1, 2024.
Effective July 1, 2024, Stuart Davison will become the Chief Operating Officer of the Company. Mr. Davison, age 38, is the current Deputy Chief Operating Officer of the Company and has been with the Company since 2012. Mr. Davison has previously held senior positions in the Company in Market Risk, Operational Risk, and Liquidity Risk, and has previously been the EMEA Head of Treasury and Operations, and Chief Operating Officer, EMEA.
Mr. Davison is not a party to any arrangement or understanding regarding his selection as an officer. Mr. Davison has not entered into any related party transactions (as defined in Item 404(a) of Regulation S-K) with the Company during the current fiscal year and has no familial relationship with directors or executive officers of the Company. Mr. Davison’s compensation and benefits in connection with his new role are subject to approval by the Compensation Committee of the Company's Board of Directors. As of the date of this Current Report on Form 8-K, such compensation and benefits terms have not yet been determined. If the Compensation Committee approves any material plan, contract or arrangement, or any material amendment to an existing plan, contract or arrangement, for Mr. Davison in connection with his appointment, the Company will file with the SEC an amendment to this Current Report on Form 8-K describing any such plans, contracts, arrangements and amendments within four business days after the information is determined or becomes available.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
April 8, 2024	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary